Exhibit 99.1

Alto Ingredients, Inc. Reports Fourth Quarter and Year-end 2024 Results

- Implemented Cost Savings Expected to Yield Approximately $8 Million Annually -
- Integrated Accretive Acquisition of a Beverage-grade Liquid CO2 Processor -

- Considering Asset Sales, a Merger or Other Strategic Transactions -

Pekin, IL, March 5, 2025 – Alto Ingredients, Inc. (NASDAQ: ALTO), a leading producer and distributor of specialty alcohols, renewable fuels and essential ingredients, reported its financial results for the quarter and year ended December 31, 2024.

Bryon McGregor, President and Chief Executive Officer of Alto Ingredients said, “During the fourth quarter of 2024 and the first quarter of 2025, we implemented cost saving initiatives, including cold idling our Magic Valley plant and lowering total company headcount by 16%. We expect these staffing reductions to save approximately $8 million annually beginning in the second quarter of 2025. While ensuring high customer service, we rightsized the company to our smaller organizational footprint to position for long-term sustainable growth.

“On January 1st, we acquired a beverage-grade liquid carbon dioxide processor adjacent to our Columbia site. Bolstering economics and increasing asset valuation, this immediately accretive transaction has a compelling payback of less than two years as well as opportunities for cost synergies and expanded production. At our Pekin Campus, we continue to diligently pursue opportunities to optimize carbon, which has been historically underutilized and undervalued. Lastly, with the assistance of our financial and legal advisors, we are considering a broad range of options, including asset sales, a merger or other strategic transactions to better align the long-term value potential of the company.”

Chief Financial Officer Rob Olander added, “Our restructuring has improved Alto’s financial position going forward. In doing so, during the fourth quarter of 2024, we recognized over $30 million in asset impairments and prior acquisition-related expenses, which reset our base. Combining our reduced expense run rate with our improved performance at the Pekin wet mill, our synergistic acquisition of premium liquid CO2 processing and our entry into the European market, we are optimistic about 2025.”

Financial Results for the Three Months Ended December 31, 2024 Compared to 2023

●	Net sales were $236.3 million, compared to $273.6 million.

●	Cost of goods sold was $237.7 million, compared to $276.2 million.

●	Gross loss was $1.4 million, including $3.5 million in realized losses on derivatives, compared to a gross loss of $2.5 million, including $2.3 million in realized losses on derivatives.

●	Selling, general and administrative expenses were $7.4 million, compared to $7.8 million.

●	Expenses related to the Eagle Alcohol acquisition were $5.7 million, compared to $0.7 million.

●	Asset impairments were $24.8 million comprised of $21.4 million related to Magic Valley and $3.4 million related to Eagle Alcohol, compared to $6.0 million related to Eagle Alcohol.

●	Net loss attributable to common stockholders was $42.0 million, or $0.57 per share, compared to $19.3 million, or $0.26 per share.

●	Adjusted EBITDA was negative $7.7 million, including $3.5 million in realized losses on derivatives, compared to positive $3.5 million, including $2.3 million in realized losses on derivatives.

Cash and cash equivalents were $35.5 million at December 31, 2024, compared to $30.0 million at December 31, 2023. At December 31, 2024, the company’s borrowing availability was $88.1 million including $23.1 million under the company’s operating line of credit and $65.0 million under its term loan facility, subject to certain conditions.

Financial Results for the Twelve Months Ended December 31, 2024 Compared to 2023

●	Net sales were $965.3 million, compared to $1,222.9 million.

●	Net loss attributable to common stockholders was $60.3 million, including $32.5 million in expenses related to asset impairments and the company’s Eagle Alcohol acquisition, or $0.82 per share. This compares to $29.3 million, including $6.5 million in net expenses related to asset impairments, the company’s Eagle Alcohol acquisition and a USDA cash grant, or $0.40 per share.

●	Adjusted EBITDA was negative $8.5 million, including $2.5 million in realized losses on derivatives and $5.4 million in costs related to the biennial outage in the second quarter, compared to positive $20.8 million, including $1.6 million in realized gains on derivatives.

Fourth Quarter 2024 Results Conference Call

Management will host a conference call at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time on Wednesday, March 5, 2025, and will deliver prepared remarks via webcast followed by a question-and-answer session.

The webcast for the conference call can be accessed from Alto Ingredients’ website at www.altoingredients.com. Alternatively, to receive a number and unique PIN by email, register here. To dial directly up to twenty minutes prior to the scheduled call time, please dial (833) 630-0017 domestically and (412) 317-1806 internationally. The webcast will be archived for replay on the Alto Ingredients website for one year. In addition, a telephonic replay will be available at 8:00 p.m. Eastern Time on Wednesday, March 5, 2025, through 8:00 p.m. Eastern Time on Wednesday, March 12, 2025. To access the replay, please dial (877) 344-7529. International callers should dial 00-1 412-317-0088. The pass code will be 5306551.

Use of Non-GAAP Measures

Management believes that certain financial measures not in accordance with generally accepted accounting principles (“GAAP”) are useful measures of operations. The company defines Adjusted EBITDA as unaudited consolidated net income (loss) before interest expense, interest income, provision for income taxes, asset impairments, unrealized derivative gains and losses, acquisition-related expense and depreciation and amortization expense. A table is provided at the end of this release that provides a reconciliation of Adjusted EBITDA to its most directly comparable GAAP measure, net income (loss). Management provides this non-GAAP measure so that investors will have the same financial information that management uses, which may assist investors in properly assessing the company’s performance on a period-over-period basis. Adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as an alternative to net income (loss) or any other measure of performance under GAAP, or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. Adjusted EBITDA has limitations as an analytical tool, and you should not consider this measure in isolation or as a substitute for analysis of the company’s results as reported under GAAP.

About Alto Ingredients, Inc.

Alto Ingredients, Inc. (NASDAQ: ALTO) is a leading producer and distributor of specialty alcohols, renewable fuels and essential ingredients. Leveraging the unique qualities of its facilities, the company serves customers in a wide range of consumer and commercial products in the Health, Home & Beauty; Food & Beverage; Industry & Agriculture; Essential Ingredients; and Renewable Fuels markets. For more information, please visit www.altoingredients.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements and information contained in this communication that refer to or include Alto Ingredients’ estimated or anticipated future results or other non-historical expressions of fact are forward-looking statements that reflect Alto Ingredients’ current perspective of existing trends and information as of the date of the communication. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. Such forward-looking statements include, but are not limited to, statements concerning Alto Ingredients’ projected outlook and future performance, including the timing and effects of its cost savings initiatives and its acquisition of a liquid carbon dioxide processor adjacent to its Columbia plant; Alto Ingredients’ capital projects, including its carbon capture and storage (CCS) project and opportunities to optimize carbon; and Alto Ingredients’ other plans, objectives, expectations and intentions. It is important to note that Alto Ingredients’ plans, objectives, expectations and intentions are not predictions of actual performance. Actual results may differ materially from Alto Ingredients’ current expectations depending upon a number of factors affecting Alto Ingredients’ business and plans. These factors include, among others adverse economic and market conditions, including for renewable fuels, specialty alcohols and essential ingredients; export conditions and international demand for the company’s products; fluctuations in the price of and demand for oil and gasoline; raw material costs, including production input costs, such as corn and natural gas; adverse impacts of inflation and supply chain constraints; and the cost, ability to fund, timing and effects of, including the financial and other results deriving from, Alto Ingredients’ repair and maintenance programs, plant improvements and other capital projects, including CCS, and other business initiatives and strategies. These factors also include, among others, the inherent uncertainty associated with financial and other projections and large-scale capital projects, including CCS; the anticipated size of the markets and continued demand for Alto Ingredients’ products; the impact of competitive products and pricing; the risks and uncertainties normally incident to the alcohol production, marketing and distribution industries; changes in generally accepted accounting principles; successful compliance with governmental regulations applicable to Alto Ingredients’ facilities, products and/or businesses; changes in laws, regulations and governmental policies, including with respect to the Inflation Reduction Act’s tax and other benefits Alto Ingredients expects to derive from CCS; the loss of key senior management or staff; and other events, factors and risks previously and from time to time disclosed in Alto Ingredients’ filings with the Securities and Exchange Commission including, specifically, those factors set forth in the “Risk Factors” section contained in Alto Ingredients’ Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 8, 2024.

Company IR and Media Contact:

Michael Kramer, Alto Ingredients, Inc., 916-403-2755

Investorrelations@altoingredients.com

IR Agency Contact:

Kirsten Chapman, Alliance Advisors Investor Relations, 415-433-3777

altoinvestor@allianceadvisors.com

ALTO INGREDIENTS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
Net sales	$236,347	$273,625	$965,258	$1,222,940
Cost of goods sold	237,738	276,150	955,536	1,207,287
Gross profit (loss)	(1,391)	(2,525)	9,722	15,653
Selling, general and administrative expenses	(7,358)	(7,823)	(29,736)	(29,864)
Acquisition-related expenses	(5,676)	(700)	(7,701)	(2,800)
Gain (loss) on sale of assets	—	(153)	830	(293)
Asset impairments	(24,790)	(5,970)	(24,790)	(6,544)
Loss from operations	(39,215)	(17,171)	(51,675)	(23,848)
Interest expense, net	(2,474)	(2,126)	(7,644)	(7,425)
Income from cash grant	—	—	—	2,812
Other income, net	150	449	508	553
Loss before provision for income taxes	(41,539)	(18,848)	(58,811)	(27,908)
Provision for income taxes	173	97	173	97
Net loss	$(41,712)	$(18,945)	$(58,984)	$(28,005)
Preferred stock dividends	$(319)	$(319)	$(1,269)	$(1,265)
Net loss attributable to common stockholders	$(42,031)	$(19,264)	$(60,253)	$(29,270)
Net loss per share, basic and diluted	$(0.57)	$(0.26)	$(0.82)	$(0.40)
Weighted-average shares outstanding, basic and diluted	73,835	72,969	73,482	73,339

ALTO INGREDIENTS, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value)

	December 31, 2024	December 31, 2023
ASSETS
Current Assets:
Cash and cash equivalents	$35,469	$30,014
Restricted cash	742	15,466
Accounts receivable, net	58,217	58,729
Inventories	49,914	52,611
Derivative instruments	3,313	2,412
Other current assets	5,463	9,538
Total current assets	153,118	168,770
Property and equipment, net	214,742	248,748
Other Assets:
Right of use operating lease assets, net	20,553	22,597
Intangible assets, net	4,509	8,498
Other assets	8,516	5,628
Total other assets	33,578	36,723
Total Assets	$401,438	$454,241

ALTO INGREDIENTS, INC.
CONSOLIDATED BALANCE SHEETS (CONTINUED)
(unaudited, in thousands, except par value)

	December 31, 2024	December 31, 2023
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$20,369	$20,752
Accrued liabilities	24,214	20,205
Current portion – operating leases	4,851	4,333
Derivative instruments	1,177	13,849
Other current liabilities	7,193	6,149
Total current liabilities	57,804	65,288

Long-term debt, net	92,904	82,097
Operating leases, net of current portion	16,913	19,029
Other liabilities	8,754	8,270
Total Liabilities	176,375	174,684

Stockholders’ Equity:
Preferred stock, $0.001 par value; 10,000 shares authorized; Series A: no shares issued and outstanding as of December 31, 2024 and 2023 Series B: 927 shares issued and outstanding as of December 31, 2024 and 2023	1	1
Common stock, $0.001 par value; 300,000 shares authorized; 76,565 and 75,703 shares issued and outstanding as of December 31, 2024 and 2023, respectively	77	76
Non-voting common stock, $0.001 par value; 3,553 shares authorized; 1 share issued and outstanding as of December 31, 2024 and 2023	—	—
Additional paid-in capital	1,044,176	1,040,912
Accumulated other comprehensive income	4,975	2,481
Accumulated deficit	(824,166)	(763,913)
Total Stockholders’ Equity	225,063	279,557
Total Liabilities and Stockholders’ Equity	$401,438	$454,241

Reconciliation of Adjusted EBITDA to Net Loss

	Three Months Ended December 31,		Years Ended December 31,
(in thousands) (unaudited)	2024	2023	2024	2023
Net loss	$(41,712)	$(18,945)	$(58,984)	$(28,005)
Adjustments:
Interest expense	2,474	2,126	7,644	7,425
Interest income	(112)	(265)	(689)	(854)
Unrealized derivative (gains) losses	(5,495)	8,162	(13,574)	9,679
Acquisition-related expense	5,676	700	7,701	2,800
Provision for income taxes	173	97	173	97
Asset impairments	24,790	5,970	24,790	6,544
Depreciation and amortization expense	6,548	5,698	24,408	23,080
Total adjustments	34,054	22,488	50,453	48,771
Adjusted EBITDA	$(7,658)	$3,543	$(8,531)	$20,766

Segment Financials (unaudited, in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
Net Sales
Pekin Campus, recorded as gross:
Alcohol sales	$100,216	$113,588	$415,710	$502,217
Essential ingredient sales	42,011	48,483	169,308	217,702
Intersegment sales	316	307	1,243	1,427
Total Pekin Campus sales	142,543	162,378	586,261	721,346

Marketing and distribution:
Alcohol sales, gross	$37,230	$46,844	$216,295	$262,587
Alcohol sales, net	60	73	229	365
Intersegment sales	2,831	2,920	10,833	11,654
Total marketing and distribution sales	40,121	49,837	227,357	274,606

Western production, recorded as gross:
Alcohol sales	$41,306	$44,496	$115,389	$166,971
Essential ingredient sales	12,769	16,650	36,953	57,264
Intersegment sales	—	35	(122)	134
Total Western production sales	54,075	61,181	152,220	224,369

Corporate and other	2,755	3,491	11,374	15,834
Intersegment eliminations	(3,147)	(3,262)	(11,954)	(13,215)
Net sales as reported	$236,347	$273,625	$965,258	$1,222,940

Cost of goods sold :
Pekin Campus (1) (2)	$139,899	$163,497	$563,033	$710,089
Marketing and distribution	36,348	46,311	213,023	259,234
Western production (1)	59,449	65,042	172,209	230,444
Corporate and other	3,592	2,802	12,285	12,122
Intersegment eliminations	(1,550)	(1,502)	(5,014)	(4,602)
Cost of goods sold as reported	$237,738	$276,150	$955,536	$1,207,287

Gross profit (loss):
Pekin Campus	$2,644	$(1,119)	$23,228	$11,257
Marketing and distribution	3,773	3,526	14,334	15,372
Western production	(5,374)	(3,861)	(19,989)	(6,075)
Corporate and other	(837)	689	(911)	3,712
Intersegment eliminations	(1,597)	(1,760)	(6,940)	(8,613)
Gross profit (loss) as reported	$(1,391)	$(2,525)	$9,722	$15,653

(1)	includes depreciation and amortization expense.
(2)	includes unrealized gain (loss) on derivatives.

Sales and Operating Metrics (unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
Alcohol Sales (gallons in millions)
Pekin Campus renewable fuel gallons sold	32.1	31.8	125.7	136.2
Western production renewable fuel gallons sold	22.3	20.4	60.5	67.0
Third party renewable fuel gallons sold	19.0	20.2	108.3	102.6
Total renewable fuel gallons sold	73.4	72.4	294.5	305.8
Specialty alcohol gallons sold	21.7	20.1	91.5	76.7
Total gallons sold	95.1	92.5	386.0	382.5

Sales Price per Gallon
Pekin Campus	$1.89	$2.23	$1.95	$2.40
Western production	$1.86	$2.18	$1.91	$2.49
Marketing and distribution	$1.96	$2.32	$2.00	$2.56
Total	$1.88	$2.24	$1.95	$2.47

Alcohol Production (gallons in millions)
Pekin Campus	55.4	51.6	212.4	209.7
Western production	21.2	20.8	58.7	68.1
Total	76.6	72.4	271.1	277.8

Corn Cost per Bushel
Pekin Campus	$4.17	$5.10	$4.45	$6.32
Western production	$5.79	$6.44	$5.73	$7.45
Total	$4.63	$5.46	$4.72	$6.58

Average Market Metrics
PLATTS Ethanol price per gallon	$1.60	$1.96	$1.69	$2.22
CME Corn cost per bushel	$4.26	$4.76	$4.24	$5.64
Board corn crush per gallons (1)	$0.08	$0.26	$0.18	$0.21

Essential Ingredients Sold (thousand tons)
Pekin Campus:
Distillers grains	85.3	80.2	336.4	332.7
CO2	52.7	43.4	188.6	182.4
Corn wet feed	41.4	25.0	121.8	95.0
Corn dry feed	22.0	23.3	87.2	90.6
Corn oil and germ	21.0	18.2	75.1	73.8
Syrup and other	10.0	12.7	38.6	41.2
Corn meal	9.3	9.0	35.4	36.8
Yeast	5.4	6.2	23.2	25.9
Total Pekin Campus essential ingredients sold	247.1	218.0	906.3	878.4

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
Western production:
Distillers grains	144.3	152.0	394.5	459.7
CO2	14.6	13.8	57.7	55.5
Syrup and other	17.2	47.5	54.8	119.1
Corn oil	3.1	2.8	7.6	8.0
Total Western production essential ingredients sold	179.2	216.1	514.6	642.3

Total Essential Ingredients Sold	426.3	434.1	1,420.9	1,520.7

Essential ingredients return % (2)
Pekin Campus return	49.5%	51.9%	49.7%	45.7%
Western production return	30.3%	36.3%	32.0%	33.4%
Consolidated total return	43.1%	46.8%	45.2%	42.4%

(1)	Assumes corn conversion of 2.80 gallons of alcohol per bushel of corn.
(2)	Essential ingredients revenues as a percentage of total corn costs consumed.

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